UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 20, 2019

Date of Report (Date of Earliest Event Reported)

HP INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2019, HP Inc. (the “Company”) announced that Dion Weisler, the Company’s President and Chief Executive Officer, will step down from his positions as President and Chief Executive Officer, effective November 1, 2019. Upon stepping down from such positions, Mr. Weisler will continue to be employed by the Company as Senior Executive Advisor, a non-executive officer role, through January 31, 2020. During this period, Mr. Weisler’s current compensation arrangements will remain unchanged. Mr. Weisler will also continue to serve as a member of the Board of Directors until the completion of the Company’s 2020 Annual Meeting of Stockholders.

On August 20, 2019, the Company’s Board of Directors appointed Enrique Lores as President and Chief Executive Officer of the Company and as a member of the Board of Directors, in each case effective November 1, 2019. Mr. Lores, 54, has served as President of the Company’s Imaging, Printing and Solutions business since November 2015. Prior to assuming such role, Mr. Lores held a range of leadership positions at Hewlett-Packard Company prior to its separation into the Company and Hewlett Packard Enterprise Company in November 2015. At Hewlett-Packard Company, where Mr. Lores served for 26 years, he most recently led the Separation Management Office for HP Inc. Prior to such role, Mr. Lores was the Senior Vice President and General Manager for Business Personal Systems. Before his Business Personal Systems role, Mr. Lores was Senior Vice President of Customer Support and Services.

At the time of this report, the Company has not entered into any new compensation arrangements with Mr. Weisler or Mr. Lores in connection with the announcement described above.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s news release announcing the leadership changes described above has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	HP Inc. News Release, dated August 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: August 22, 2019	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary